UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) May 30, 2002



                             VITAL LIVING, INC.
       (Exact name of registrant as specified in charter)


     NEVADA                                       88-0485596
     (State of other jurisdiction of              (I.R.S. Employer
     incorporation or organization)               Identification Number)

     2800 South Rural Road
     Tempe, Arizona                               85282
     (Address of Principal Executive Office)      (Zip Code)

                               (480) 784-6700
              (Registrant's Executive Office Telephone Number)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT
Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP
Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
Not applicable.

ITEM 5.   OTHER EVENTS

On May 30, 2002 Vital Living entered into a 3 year Scientific Advisory Board Agreement with John A. Sutherland, M.D. Under the terms of the agreement Dr. Sutherland will assist in developing, manufacturing and testing of nutraceutical formulations, assist in the design and development of compliance and lifestyle programs intended to enhance patient compliance with Vital Living's Nutraceuticals, and advise on the needs of potential clients, partners, and other users. Dr. Sutherland, in addition to payments of $1,250 per Scientific Advisory Board meeting, received options to purchase 15,000 shares of common stock in Vital Living at a price of $2.80 per share. The options vest 1,250 on August 1, 2002, and an additional 1,250 will vest on the 1st day of every third month for the term of this agreement. A copy of Dr. Sutherland's Agreement is filed herewith as Exhibit 10.31.

On June 10, 2002 Vital Living issued a press release announcing Dr. Sutherland's appointment to the Scientific Advisory Board. A copy of the press release is filed herewith as Exhibit 99.

Except for historical information, the matters discussed in the attached press release contain forward-looking statements, which involve certain risks and uncertainties that could cause actual results to differ, including activities, events or developments that the Company expects, believes or anticipates will or may occur in the future. A number of such statements are subject to assumptions, risks and uncertainties that could cause actual results to differ from those indicated in the forward-looking statements, including, but not limited to: any perceived or actual benefits of the appointment of Dr. Sutherland, the effectiveness of the Company's Nutraceuticals for cardiovascular disease, the competitive environment within the nutraceutical industry, the Company's ability to continue to successfully market and provide its products and services and maintain their effectiveness, the continuation of the arrangements with the Company's product development partners, the ability of the Company to meet its financial projections, and general economic conditions. Readers are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in the forward-looking statements. The Company undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

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ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS
Not applicable.

ITEM 7.   FINANCIAL STATEMENTS
Not applicable.

ITEM 8.   CHANGE IN FISCAL YEAR
Not applicable.

ITEM 9.   REGULATION FD DISCLOSURE
Not applicable.

EXHIBITS

10.31*    Scientific Advisory Board Agreement with John A. Sutherland, M.D.
99*       Sutherland Press Release dated June 10, 2002

*Filed herewith

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                             VITAL LIVING, INC.

                                             By /S/Kenneth Lind
                                                Kenneth Lind, President


Date: June 11, 2002